Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BJ’s Wholesale Club, Inc. (the “Company”) for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Laura J. Sen, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the undersigned’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 26, 2009	/s/ LAURA J. SEN
Laura J. Sen
President and Chief Executive Officer (Principal Executive Officer)